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                                                                    EXHIBIT 10.2



                      FOURTH AMENDMENT TO CREDIT AGREEMENT


         This Fourth Amendment to Credit Agreement ("Amendment") is entered into between Compass Bank, an Alabama state bank ("Lender") and Toreador Resources Corporation ("Toreador Resources"), a Delaware corporation (successor to Toreador Royalty Corporation, a Delaware corporation), Toreador Exploration & Production Inc., a Texas corporation, and Tormin, Inc., a Delaware corporation (the "Borrowers") and Toreador Acquisition Corporation, a Delaware corporation (successor to Toreador Acquisition Corporation, a Texas corporation) (the "Guarantor") and is dated as of September 19, 2000. Terms defined in the Credit Agreement between the Lender and the Borrowers and the Guarantor dated September 30, 1999, as amended (the "Credit Agreement"), are used herein as therein defined, unless otherwise defined herein or the context otherwise requires.

                                    RECITALS:

         WHEREAS, the Borrowers and the Guarantor have requested that the Lender increase the Borrowing Base;

         WHEREAS, the Guarantor is entering into a merger agreement pursuant to which it is being merged with Texona Petroleum Corporation, a Delaware corporation ("Texona"), with the Guarantor being the surviving corporation and a wholly owned subsidiary of Toreador Resources;

         WHEREAS, the Guarantor is, and subsequent to the merger will be, the "Guarantor" under the Credit Agreement;

         WHEREAS, a portion of the funds advanced by the Lender to the Borrowers will be advanced by the Borrowers to the Guarantor;

         WHEREAS, the Lender is taking an Assignment of Note and Liens (herein so called) from Comerica Bank-Texas covering the indebtedness of Texona to Comerica Bank-Texas (the "Comerica Indebtedness");

         WHEREAS, as of the date hereof, the Comerica Indebtedness is $2,449,222.74;

         WHEREAS, the Guarantor shall use the initial funds advanced to it from the Borrowers (which funds will have been advanced by the Lender to the Borrowers) to refinance the Comerica Indebtedness with the intent by the Lender, the Borrowers and the Guarantor that the Lender be fully subrogated to the Liens securing the Comerica Indebtedness;

         WHEREAS, the Lender, the Borrowers and the Guarantor agree (a) that the above described transfers of funds by the Lender to the Borrowers and by the Borrowers to the Guarantor and by the Guarantor to refinance the Comerica Indebtedness shall be deemed to have occurred (without the

Fourth Amend. To Credit Agmt.- Toreador, et. al.

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necessity of actually transferring funds into and out of the various accounts of the parties) immediately upon the advance by the Lender of funds to Comerica Bank-Texas in connection with the Assignment of Notes and Liens and (b) that the Borrowers shall be deemed to have received Loans under the Note and shall be deemed to have advanced such funds to the Guarantor under the promissory note referred to in paragraph 3 below in the identical amounts transferred to Comerica Bank-Texas by the Lender in connection with the Assignment of Note and Liens; and

         WHEREAS, the Lender is willing to amend the Credit Agreement to increase the Borrowing Base under the terms and conditions set forth herein;

         NOW, THEREFORE, the Borrowers, the Guarantor and the Lender hereby adopt and agree to the above Recitals and further agree as follows:

         1. The following definitions are hereby added to Section 1.1 of the Credit Agreement as follows:

                  "Accounts" of a Person means all of the accounts of such Person, as such term is defined in the UCC, including without limitation the aggregate unpaid obligations of customers and other account debtors to such Person arising out of the sale or lease of goods or rendition of services by such Person on an open account or deferred payment basis.

                  "Equipment" of a Person means all of such Person's equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by such Person.

                  "Fourth Amendment to Credit Agreement" means the Fourth Amendment to Credit Agreement dated September 19, 2000, between the Lenders, the Borrowers and the Guarantor.

                  "General Intangibles" of a Person means all of such Person's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including (without limitation) all present and future patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, licenses, rights to use bonds, rights to call on letters of credit, such Person's causes of actions, claims, rights under indemnity agreements, rights to tax refunds, rights to the proceeds of litigation, the right to use such Person's name, and the goodwill of such Person's business.

                  "Inventory" of a Person means all of such Person's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.


Fourth Amend. To Credit Agmt.- Toreador, et. al.

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                  "Investment Property" of a Person means all of such Person's investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities.

                  "Personal Property Collateral" with respect to a Person means all of such Person's Equipment, General Intangibles, Inventory, Receivables, Accounts, Investment Property, all sums on deposit at the Lender, and any items in any lockbox maintained at the Lender; together with (i) all substitutions and replacement for and products of any of the foregoing; (ii) proceeds of any and all of the foregoing; (iii) in the case of all tangible goods, all accessions;
(iv) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any tangible goods; and (v) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

                  "Receivables" of a Person means each and every right of such Person to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by such Person or by some other person who subsequently transfers such person's interest to such Person, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which such Person may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of General Intangibles.

         2. New Sections 4.2, 4.3, 4.4 and 4.5 are hereby added to the Credit Agreement as follows:

                  "Section 4.2. Grant of Security Interests. Each of the Borrowers and the Guarantor (each being a "Debtor") hereby pledges, assigns and grants to the Lender a security interest (collectively referred to as the "Security Interest") in the Personal Property Collateral of such Debtor, as security for the payment and performance of the Obligations."

                  "Section 4.3. Notification of Account Debtors and Other Obligors. The Lender may at any time while a Default exists notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. Each Debtor will join in giving such notice if the Lender so requests. At any time after the Debtor or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in the Debtor's name (i) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement

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with or otherwise agree to waive, modify, amend or change the obligations
(including collateral obligations) of any such account debtor or other obligor; and (ii) as the Debtor's agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of the Debtor's mail to any address designated by the Lender, otherwise intercept the Debtor's mail, and receive, open and dispose of the Debtor's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Debtor's account or forwarding such mail to the Debtor's last known address."

                  "Section 4.4. Assignment of Insurance. As additional security for the payment and performance of the Obligations, each Debtor hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Debtor with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Debtor hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether or not a Default exists, the Lender may (but need not), in the Lender's name or in the Debtor's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy."

                  "Section 4.5. Financing Statement. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by the Debtor is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For the purpose, the following information is set forth:

         Name and address of each of the Debtors are as follows:

         Toreador Resources Corporation                       Tax ID No.: 75-0991164
         4809 Cole Avenue, Suite 108
         Dallas, Texas 75205
         Attn: Mr. G. Thomas Graves, III

         Toreador Exploration & Production Inc.               Tax ID No.: 75-2343923
         4809 Cole Avenue, Suite 108
         Dallas, Texas 75205
         Attn: Mr. G. Thomas Graves, III

         Tormin, Inc.                                         Tax ID No.: 75-2791165
         4809 Cole Avenue, Suite 108
         Dallas, Texas 75205
         Attn: Mr. G. Thomas Graves, III


Fourth Amend. To Credit Agmt.- Toreador, et. al.

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
         Toreador Acquisition Corporation                     Tax ID No.: 75-2839443
         4809 Cole Avenue, Suite 108
         Dallas, Texas 75205
         Attn: Mr. G. Thomas Graves, III

         Name and address of Secured Party are as follows:

         Compass Bank                                         Tax ID No.: 63-0476286
         8080 N. Central Expressway, Suite 370
         Dallas, Texas 75206
         Attn: Energy Group

         3. There is hereby added to Section 7.8 of the Credit Agreement clause
(e) as follows:

                  "(e) Any loans or advances by any Borrower to the Guarantor shall be evidenced by a promissory note of the Guarantor made payable to such Borrower, which promissory note shall be endorsed and delivered to the Lender as additional Collateral for the Obligations."

         4. The Borrowing Base shall be $17,000,000 as of the date of this Fourth Amendment to Credit Agreement, and the amount by which the Borrowing Base shall automatically be reduced on December 1, 2000, and on the first day of each month thereafter shall be $180,000 per month, subject, in either case, to redetermination in accordance with the Credit Agreement.

         5. Upon execution of this Amendment, the Borrowers shall pay to the Lender a facility fee in the amount of $12,500.

         6. As conditions to the increase in the Borrowing Base referred to in paragraph 4 above,

                  (i) the Guarantor shall cause to be executed in favor of the Lender such mortgages, deeds of trust and security agreements as the Lender shall request creating first and prior perfected liens and security interests on the oil and gas Properties of the Guarantor as collateral security for the Guarantor's Guaranty and the Obligations;

                  (ii) each of the Borrowers and the Guarantor shall deliver those certificates and other items referred to in Sections 5.2(a), 5.2(e), 5.2(f) and 5.2(g) of the Credit Agreement, except for the purposes of satisfying these conditions, the term "Closing Date" shall mean the date of this Fourth Amendment to Credit Agreement;

                  (iii) the Guarantor shall deliver a certificate of ownership interests in the form provided by the Lender with tables and exhibits properly completed and attached thereto as required therein;


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                  (iv) the Guarantor shall execute and deliver a Guaranty in favor of the Lender as an amendment and replacement of the existing Guaranty originally executed in the name of Toreador Acquisition Corporation, a Texas corporation;

                  (v) Comerica Bank-Texas shall execute and deliver an assignment of note and liens to the Lender covering the indebtedness of Texona to Comerica Bank-Texas in form and substance acceptable to the Lender;

                  (vi) the Borrowers shall endorse and deliver to the Lender the promissory note or notes of the Guarantor issued to the Borrowers under new
Section 7.8(e) of the Credit Agreement; and

                  (vii) the Borrowers and the Guarantor shall deliver such legal opinions and other certificates and documents as the Lender shall require, all in form and substance as is satisfactory to the Lender and its counsel.

         7. Within 60 days following the date of this Amendment, the Guarantor shall provide to the Lender and its counsel for their review, such title opinions and other evidences of title as the Lender and its counsel may require, which title opinions and title data must, to the satisfaction of the Lender and its counsel, evidence ownership by the Guarantor in the oil and gas Properties referred to in the certificate of ownership interests delivered pursuant to paragraph 6 hereof, subject to no Liens other than Permitted Liens.

         8. At such time or times as is requested by the Lender, the Borrowers and the Guarantor, as applicable, shall execute such amendments to the Loan Documents as the Lender may from time to time reasonably request to amend the Loan Documents to reflect the terms of this Amendment and the corporate changes in the Borrowers and the Guarantor.

         9. The addresses of the Borrowers, the Guarantor and the Lender under
Section 9.6 of the Credit Agreement are as shown on the signature page of this Amendment.

         10. GOVERNING LAW. THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT CHAPTER 346 OF THE FINANCE CODE (WHICH REGULATES CERTAIN CREDIT LOAN ACCOUNTS AND TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THE NOTE.

         11. JURISDICTION AND VENUE. EACH BORROWER AND THE GUARANTOR HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR TEXAS STATE COURT SITTING IN DALLAS, DALLAS COUNTY, TEXAS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND EACH BORROWER AND THE GUARANTOR HEREBY IRREVOCABLY AGREE THAT ALL

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CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN
ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST ANY BORROWER OR THE GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY BORROWER OR THE GUARANTOR AGAINST THE LENDER OR ANY AFFILIATE OF THE LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN DALLAS, DALLAS COUNTY, TEXAS.

         12. WAIVER OF RIGHTS TO JURY TRIAL. EACH BORROWER, THE GUARANTOR AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY, AND UNCONDITIONALLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION THAT RELATES TO OR ARISES OUT OF ANY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE ACTS OR OMISSIONS OF THE LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR OTHERWISE WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AGREEMENT.

         13. Counterparts. For the convenience of the parties, this Amendment may be executed in multiple counterparts, each of which for all purposes shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement.

         14. Effect. Except as amended hereby, the Credit Agreement shall remain unchanged and in full force and effect.

         15. ENTIRE AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.



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         IN WITNESS WHEREOF, this Amendment is deemed executed effective as of the date first above written.

                                        BORROWERS:

                                        TOREADOR RESOURCES CORPORATION,
                                        TOREADOR EXPLORATION & PRODUCTION
                                        INC. and TORMIN, INC.
4809 Cole Avenue
Suite 108
Dallas, Texas 75205                     By:
Facsimile: 214/521-3774                     ------------------------------------
                                        Name:  G. Thomas Graves, III
                                        Title: President of each Borrower

                                        GUARANTOR:

                                        TOREADOR ACQUISITION CORPORATION
4809 Cole Avenue
Suite 108
Dallas, Texas 75205                     By:
Facsimile: 214/521-3774                     ------------------------------------
                                        Name:  G. Thomas Graves, III
                                        Title: President

                                        LENDER:

                                        COMPASS BANK

8080 N. Central Expressway
Suite 370                               By:
Dallas, Texas  75206                        ------------------------------------
Facsimile: 214/706-8054                 Name:  Mynan C. Feldman
                                        Title: Senior Vice President



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